Exhibit 99.2

Anthem Announces Final Results of its Tender Offer for Any and All of its 7.000% Notes due 2019

Indianapolis, Ind., November 21, 2017 – Anthem, Inc. (“Anthem”) announced today the results of its previously announced cash tender offer (the “Offer”) for any and all of its outstanding 7.000% Notes due 2019 (the “Any and All Notes”).

Holders of all of the Any and All Notes validly tendered (and not validly withdrawn) at or prior to the Expiration Time (defined below) and accepted for purchase were eligible to receive the total consideration of $1,058.19 per $1,000 principal amount of the Any and All Notes (the “Total Consideration”). In addition to the Total Consideration, holders of the Any and All Notes accepted for purchase received accrued and unpaid interest on the tendered Any and All Notes from, and including, the last interest payment date for such Any and All Notes to, but not including, the settlement date for the Any and All Notes. The withdrawal deadline of 5:00 p.m., New York City time, on November 20, 2017 passed and was not extended.

As of 5:00 p.m., New York City time, on November 20, 2017 (the “Expiration Time”), $185,147,000 aggregate principal amount of the Any and All Notes were validly tendered and not validly withdrawn (the “Tendered Notes”), which amount includes $2,000 aggregate principal amount of the Any and All Notes that remain subject to guaranteed delivery procedures.

Anthem accepted for payment and purchased all of the Tendered Notes on November 21, 2017.

The Offer is described in the Offer to Purchase dated November 14, 2017 and the related Letter of Transmittal dated November 14, 2017 (together, the “Offer Documents”). Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer Documents.

BofA Merrill Lynch and Deutsche Bank Securities acted as dealer managers for the Offer. For additional information regarding the terms of the Offer, please contact: BofA Merrill Lynch at (888) 292-0070 (toll-free) or (980) 387-3907 (collect) or Deutsche Bank Securities at (866) 627-0391 (toll-free) or (212) 250-2955 (collect). Requests for the Offer Documents may be directed to D.F. King & Co., Inc., which acted as the Tender Agent and Information Agent for the Offer, at (212) 269-5550 (collect) or (800) 884-4725 (toll-free).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE THE ANY AND ALL NOTES. THE OFFERS TO PURCHASE THE ANY AND ALL NOTES WERE BEING MADE SOLELY PURSUANT TO THE OFFER DOCUMENTS, WHICH SET FORTH THE COMPLETE TERMS OF THE OFFER.

THE OFFER DOCUMENTS DID NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE THE ANY AND ALL NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT WAS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFERS TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFERS WERE DEEMED TO HAVE BEEN MADE ON BEHALF OF THE OFFEROR BY ANY OR ALL DEALER MANAGERS, IF ONE OR MORE OF THE DEALER MANAGERS WERE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT WERE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

NEITHER THIS PRESS RELEASE NOR THE OFFER DOCUMENTS CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE WITH RESPECT TO ANY DEBT SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR PURCHASE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

About Anthem

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With over 73 million people served by its affiliated companies, including more than 40 million within its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies.

Forward-Looking Statements

This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include: those discussed and identified in our public filings with the U.S. Securities and Exchange Commission, or SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform, and the impact of any future modification, repeal or replacement of Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in our Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; the ultimate outcome of litigation between Cigna Corporation (“Cigna”) and us related to the merger agreement between the parties, including our claim for damages against Cigna, Cigna’s claim for payment of a termination fee and other damages against us, and the potential for such litigation to cause us to incur substantial costs, materially distract management and negatively impact our reputation and financial positions; our ability to contract with providers on cost-effective and competitive terms; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; increases in costs and other liabilities associated with increased litigation, government investigations, audits or reviews; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties; our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; state guaranty fund assessments for insolvent insurers; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack we reported in February 2015; changes in economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers, acquisitions and strategic alliances; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements, except as required by applicable securities laws. Investors are also advised to carefully review and consider the various risks and other disclosures discussed in our SEC reports.

Contacts:

Investor Relations

Will Feest, 317-488-6057

William.feest@anthem.com

or

Media

Jill Becher, 414-234-1573

Jill.becher@anthem.com

Source: Anthem, Inc.